EXHIBIT 10.1

                      INVESTMENT MANAGEMENT TRUST AGREEMENT

          This Agreement is made as of January __, 2007 by and between ChinaGrowth South Acquisition Corporation (the "Company") and American Stock Transfer & Trust Company ("Trustee").

          WHEREAS, the Company's Registration Statement on Form F-1, No. 333-134459 ("Registration Statement"), for its initial public offering of securities ("IPO") has been declared effective as of the date hereof by the Securities and Exchange Commission ("Effective Date"); and

          WHEREAS, Morgan Joseph & Co. Inc. ("Morgan Joseph") is acting as the representative of the underwriters in the IPO; and

          WHEREAS, as described in the Company's Registration Statement, and in accordance with the Company's Articles and Memorandum of Association, $34,200,000 of the net proceeds of the IPO and sale of founding director warrants including $720,000 in deferred underwriter's discounts and commissions ($39,330,000 if the underwriters' over-allotment option is exercised in full) will be delivered to the Trustee to be deposited and held in a trust account for the benefit of the Company and the holders of the Company's Ordinary Shares issued in the IPO and in the event the units are registered in Colorado, pursuant to Section 11-51-302(6) of the Colorado Revised Statutes, a copy of which statute is attached hereto and made a part hereof. The amount to be delivered to the Trustee will be referred to herein as the "Property," the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the "Public Shareholders," and the Public Shareholders and the Company will be referred to together as the "Beneficiaries"); and

          WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

          IT IS AGREED:

1. AGREEMENTS AND COVENANTS OF TRUSTEE. The Trustee hereby agrees and covenants to:

          (a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, including the terms of Section 11-51-302(6) of the Colorado Statute, in a segregated trust account ("Trust Account") established by the Trustee at a branch of JPMorgan Chase NY Bank selected by the Trustee;

          (b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

          (c) In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in any "Government Security" within the meaning of
Section 2(a)(16) of the Investment Company Act of 1940 with a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended;

          (d) Collect and receive, when due, all principal and income arising from the Property, which shall become part of the "Property," as such term is used herein;

          (e) Notify the Company and Morgan Joseph of all communications received by it with respect to any Property requiring action by the Company;

          (f) Supply any necessary information or documents as may be requested by the Company in connection with the Company's preparation of the tax returns for the Trust Account;

          (g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company and/or Morgan Joseph to do so;

          (h) Render to the Company and to Morgan Joseph, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account;

          (i) Upon written instructions from the Company, deliver to the Company, on a quarterly basis, from the Property in the Trust Account, an amount equal to the taxes payable by the Company, if any, relating to interest earned on the Property; and

          (j) Commence liquidation of the Trust Account promptly after receipt of and only in accordance with the terms of a letter ("Termination Letter"), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or Chairman of the Board, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; PROVIDED, HOWEVER, that in the event that a Termination Letter has not been received by [DATE/18 MONTHS] (or the date that is the six month anniversary of such date, in the event that a letter of intent, agreement in principle or definitive agreement has been executed prior to such date in connection with a Business Combination (as defined in the Termination Letter attached hereto as Exhibit A) that has not been consummated by [DATE/24 MONTHS]), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B to the shareholders of record on the record date; PROVIDED, FURTHER, that the record date shall be within ten (10) days of [DATE/18 MONTHS] (or the date that is the six month anniversary of such date, in the event that a letter of intent, agreement in principle or definitive agreement has been executed prior to such date in connection with a Business Combination that has not been consummated by [DATE/24 MONTHS]), or as soon thereafter as is practicable.

2. AGREEMENTS AND COVENANTS OF THE COMPANY. The Company hereby agrees and covenants to:

          (a) Give all instructions to the Trustee hereunder in writing, signed by the Company's Chief Executive Officer or Chairman of the Board within five days of the business combination or the applicable 18-month or 24-month period, subject to applicable law. In addition, except with respect to its duties under paragraph 1(j) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

          (b) Hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee's gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the "Indemnified Claim"). The Company shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Company shall obtain the consent of the Trustee with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may participate in such action with its own counsel at its own expense;

          (c) Pay the Trustee an initial acceptance fee of $1,000 and an annual fee of $3,000 (it being expressly understood that the Property shall not be used to pay such fee). The Company shall pay the Trustee the initial acceptance fee and first year's fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date. The Trustee shall refund to the Company the fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Fund. The Company shall not be responsible for any other fees or charges of the Trustee except as may be provided in paragraph 2(b) hereof (it being expressly understood that the Property shall not be used to make any payments to the Trustee under such paragraph);

          (d) Provide to the Trustee any letter of intent, agreement in principle or definitive agreement that is executed prior to [DATE/18 MONTHS] in connection with a Business Combination; and

          (e) In connection with any vote of the Company's shareholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and tabulating shareholder votes (which firm may be the Trustee) verifying the vote of the Company's shareholders regarding such Business Combination.

3. LIMITATIONS OF LIABILITY. The Trustee shall have no responsibility or liability to:

          (a) Take any action with respect to the Property, other than as directed in paragraph 1 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

          (b) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

          (c) Change the investment of any Property, other than in compliance with paragraph 1(c);

          (d) Refund any depreciation in principal of any Property;

          (e) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

          (f) The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

          (g) Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; and

          (h) Subject to the requirements of Section 1(i) of the Trust Agreement, pay any taxes on behalf of the Trust Account to any governmental entity or taxing authority.

4. TERMINATION. This Agreement shall terminate as follows:

          (a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever that arises due to any actions or omissions to act by any party after such deposit; or

          (b) At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of paragraph 1(j) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Paragraph 2(b).

5. MISCELLANEOUS.

          (a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. Upon receipt of written instructions, the Trustee will confirm such instructions with an Authorized Individual at an Authorized Telephone Number listed on the attached Exhibit C. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a beneficiary, beneficiary's bank or intermediary bank, rather than names. The Trustee shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

          (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws. It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

          (c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of Morgan Joseph. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury.

          (d) The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York for purposes of resolving any disputes hereunder.

          (e) Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Trustee, to:

American Stock Transfer
& Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038
Attn: Herb Lemmer, Vice President
Fax No.: 718-331-1852

if to the Company, to:

ChinaGrowth South Acquisition Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park

Shanghai, China 201417
Attn: Michael Zhang, Chief Executive Officer
Fax No.: (86) 5744-8338

in either case with a copy to:

Ellenoff Grossman & Schole LLP
370 Lexington Avenue, 19th Floor
New York, New York 10017
Attn: Douglas S. Ellenoff, Esq.
Fax No.: (212) 370-7889

and

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020
Attn: Dennis Galgano
Fax No.: (212) 218-3760

and

DLA Piper US LLP
1251 Avenue of the Americas
New York, New York 10020-1104
Attn: Bill Haddad, Esq.
Fax No.: (212) 835-6001


          (f) This Agreement may not be assigned by the Trustee without the prior written consent of the Company and Morgan Joseph.

          (g) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

 IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.



                               AMERICAN STOCK TRANSFER & TRUST
                                COMPANY, as Trustee
                               By:
                                    --------------------------------------------
                                    Name:
                                    Title:



                               CHINAGROWTH SOUTH ACQUISITION CORPORATION
                               By:
                                    --------------------------------------------
                                    Name:
                                    Title:

EXHIBIT A
                             [LETTERHEAD OF COMPANY]
[INSERT DATE]
American Stock Transfer
  & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038
Attn: Herb Lemmer

              Re:  TRUST ACCOUNT NO. [              ] TERMINATION LETTER
Gentlemen:

          Pursuant to paragraph 1(j) of the Investment Management Trust Agreement between ChinaGrowth South Acquisition Corporation ("Company") and American Stock Transfer & Trust Company ("Trustee"), dated as of ________, 200_ ("Trust Agreement"), this is to advise you that the Company has entered into an agreement ("Business Agreement") with _____________________ ("Target Business") to consummate a business combination with Target Business ("Business Combination") on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination ("Consummation Date").

          In accordance with paragraph ___ of the Amended and Restated Articles and Memorandum of Association of the Company, the Business Combination has been approved by the shareholders of the Company and by the Public Shareholders holding a majority of the IPO Shares, and Public Shareholders holding less than 20% of the IPO Shares have voted against the Business Combination and given notice of exercise of their conversion rights described in paragraph __ of the Amended and Restated Articles and Memorandum of Association of the Company. Pursuant to Section 2(e) of the Trust Agreement, we are providing you with [an affidavit][a certificate] of _________, which verifies the vote of the Company's shareholders in connection with the Business Combination. In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

          On the Consummation Date (i) counsel for the Company shall deliver to you written notification that (a) the Business Combination has been consummated and (b) the provisions of Section 11-51-302(6) and Rule 51-3.4 of the Colorado Statute have been met, (ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account ("Instruction Letter") and (iii) Representatives shall deliver to you written instructions for delivery of the deferred discount to the Representative. You are hereby directed and authorized to transfer the funds held in the Trust immediately upon your receipt of written notice from counsel and the Instruction Letter, (a) to public stockholders who exercised their conversion rights in connection with the consummation of the Business Combination, in an amount equal to their pro rata share of the amounts in Trust as of two business days prior to the Consummation Date (including the deferred discount and any income actually received on the Trust balance and held in Trust, but less an amount equal to estimated taxes that are or will be due as such income at an assumed rate of 40%); (b) to the Representative in an amount equal to the deferred discount as so directed by them; and (c) the remainder in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

          In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

                                    Very truly yours,


                                    CHINAGROWTH SOUTH
                                    ACQUISITION CORPORATION

                                    By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                     AFFIRMED:

                                         Global Vestor Capital Partners LLC


                                         -------------------------------------
                                         Name:
                                         Title:

                                         -------------------------------------
                                         Name:
                                         Title:

                                         Chum Capital Group Limited


                                         -------------------------------------
                                         Name:
                                         Title:

                                         Guorun Group Limited


                                         -------------------------------------
                                         Name:
                                         Title:

                                         Venture Link Assets Limited


                                         -------------------------------------
                                         Name:
                                         Title:

EXHIBIT B
                             [LETTERHEAD OF COMPANY]

[INSERT DATE]
American Stock Transfer
  & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10038
Attn: Herb Lemmer

              Re:  TRUST ACCOUNT NO. [           ] TERMINATION LETTER
Gentlemen:

          Pursuant to paragraph 1(j) of the Investment Management Trust Agreement between ChinaGrowth South Acquisition Corporation ("Company") and American Stock Transfer & Trust Company dated as of May __, 2006 ("Trust Agreement"), this is to advise you that the Company's corporate existence has ceased by operation of law and you should promptly liquidate the trust account and distribute the proceeds to all of the holders of shares sold in the Company's initial public offering.

          In accordance with the terms of the Trust Agreement, we hereby (a) certify to you that the provisions of Section 11-51-302(6) and Rule 51-3.4 of the Colorado Statute have been met and (b) authorize you, to commence liquidation of the Trust Account. In connection with this liquidation, you are hereby authorized to establish a record date for the purposes of determining the shareholders of record entitled to receive their per share portion of the Trust Account. The record date shall be within ten (10) days of the liquidation redemption date, or as soon thereafter as is practicable. You will notify the Company in writing as to when all of the funds in the Trust Account will be available for immediate transfer ("Transfer Date") in accordance with the terms of the Trust Agreement and the Articles and Memorandum of Association of the Company. You shall commence distribution of such funds in accordance with the terms of the Trust Agreement and the Articles and Memorandum of Association of the Company and you shall oversee the distribution of the funds. Upon the payment of all the funds in the Trust Account, the Trust Agreement shall be terminated.


                                          Very truly yours,


                                          CHINAGROWTH SOUTH
                                          ACQUISITION CORPORATION

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   AFFIRMED:

                                   Global Vestor Capital Partners LLC


                                   --------------------------------------------
                                   Name:
                                   Title:

                                   --------------------------------------------
                                   Name:
                                   Title:

                                   Chum Capital Group Limited


                                   --------------------------------------------
                                   Name:
                                   Title:

                                   Guorun Group Limited


                                   --------------------------------------------
                                   Name:
                                   Title:

                                   Venture Link Assets Limited


                                   --------------------------------------------
                                   Name:
                                   Title:

EXHIBIT C

AUTHORIZED INDIVIDUAL(S)                                    AUTHORIZED
FOR TELEPHONE CALL BACK                                     TELEPHONE NUMBER(S)
-----------------------------------------                   --------------------

COMPANY:

ChinaGrowth South Acquisition Corporation
1818 Canggong Road, Fengxian
Shanghai Chemical Industry Park
Shanghai, China 201417                                      21-5744-8336

Attn: Michael Zhang, Chief Executive
Officer

TRUSTEE:

American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, New York 10004

Attn: Herb Lemmer, Vice President                           (718) 921-8209